www.aviatnetworks.com

Aviat Networks to Release Fiscal Fourth Quarter and Fiscal Year 2014 Financial Results on September 2, 2014
SANTA CLARA, Calif. - August 20, 2014 - Aviat Networks, Inc. (NASDAQ: AVNW), a leading expert in microwave networking solutions, is rescheduling the release of the company's fiscal fourth quarter and fiscal year end 2014 financial results to after the market closes on Tuesday, September 2, 2014.
The date change is due to the pending finalization of the company’s fiscal year end financial results. Fiscal 2014 is the first fiscal year that Aviat Networks is relying on its newly installed enterprise resource planning (ERP) system for financial reporting purposes.
Aviat Networks expects fiscal fourth quarter 2014 revenue to be approximately $85 million, and to have ended the fiscal year with a cash and cash equivalents balance of approximately $50 million.
The company will host a conference call at 4:30 p.m. ET on September 2, 2014 to discuss its financial results. To listen to the live conference call, please dial 719-457-2689 or toll free at 888-510-1785, access code 6502723, by 4:20 p.m. ET.
Investors are invited to listen via webcast, which will be broadcast live and via replay approximately two hours after the call at http://investors.aviatnetworks.com/events.cfm.
About Aviat Networks, Inc.
Aviat Networks, Inc. (NASDAQ: AVNW) is a leading global provider of microwave networking solutions transforming communications networks to handle the exploding growth of IP-centric, multi-Gigabit data services. With more than 750,000 systems installed around the world, Aviat Networks provides LTE-proven microwave networking solutions to mobile operators, including some of the largest and most advanced 4G/LTE networks in the world. Public safety, utility, government and defense organizations also trust Aviat Networks’ solutions for their mission-critical applications where reliability is paramount. In conjunction with its networking solutions, Aviat Networks provides a comprehensive suite of localized professional and support services enabling customers to effectively and seamlessly migrate to next generation Carrier Ethernet/IP networks. For more than 50 years, customers have relied on Aviat Networks’ high performance and scalable solutions to help them maximize their investments and solve their most challenging network problems. Headquartered in Santa Clara, California, Aviat Networks operates in more than 100 countries around the world.
For more information, visit www.aviatnetworks.com or connect with Aviat Networks on Twitter, Facebook and LinkedIn.
Forward-Looking Statements
The information contained in this document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 21E of the Securities Exchange Act and Section 27A of the Securities Act, including expectations regarding the results for fiscal fourth quarter 2014 and cash and cash equivalents balance as of the end of fiscal 2014. All statements, trend analyses and other information contained herein about the markets for the services and products of Aviat Networks, Inc. and trends in revenue, as well as other statements identified by the use of forward-looking terminology, including "anticipate," "believe," "plan," "estimate," "expect," "goal," "will," "see," "continue," "delivering," "view," and "intend," or the negative of these terms or other similar expressions, constitute forward-looking statements. These forward-looking statements are based on estimates reflecting the current beliefs of the senior management of Aviat Networks. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.
For more information regarding the risks and uncertainties for our business, see "Risk Factors" in our Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on September 23, 2013 as well as other reports filed by Aviat Networks, Inc. with the SEC from time to time. Aviat Networks undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

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Investor Relations:
Peter Salkowski, Aviat Networks, Inc., 408-567-7117, investorinfo@aviatnet.com